Pricing Supplement No. 5                           Rule 424(b)(2)

Dated:  November 9, 1995                           Registration No. 33-61045

(To Prospectus dated September 1, 1995, and Prospectus Supplement dated
 September 13, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series G

                                  Fixed Rate Notes

            Interest payable each May 16 and November 16 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
------------  ------------   --------  --------   --------  --------------------

$200,000,000  $199,118,000   11/14/95  11/16/98    5.75%    JP Morgan Securities
------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

--------------------------------------------------------------------------------
Other Terms:  CUSIP #66938FJJ4
--------------------------------------------------------------------------------